UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED
MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number: 811-04625

MIDAS MAGIC, INC.
(Exact name of registrant as specified in charter)

11 Hanover Square, 12th Floor
New York, NY	10005
(Address of principal executive offices)	(Zip Code)

John F. Ramírez, Esq.
Midas Magic, Inc.
11 Hanover Square
New York, NY 10005
(Name and address of agent for service)

Registrant's telephone number, including area code: 1-212-480-6432

Date of fiscal year end: 12/31

Date of reporting period: 3/31/11

Item 1.  Schedule of Investments
MIDAS MAGIC, INC.
SCHEDULE OF PORTFOLIO INVESTMENTS
March 31, 2011
(Unaudited)

Common Stocks (122.54%)
Shares		Cost	Value
	Crude Petroleum & Natural Gas (8.45%)
20,000	Canadian Natural Resources Ltd. (a)	$522,599	$988,600

	Electronic Computers (7.45%)
2,500	Apple Inc. (b) (c)	477,375	871,125

	Electronic & Other Electrical Equipment (6.17%)
36,000	General Electric Company	435,510	721,800

	Fire, Marine & Casualty Insurance (42.11%)
52,500	Berkshire Hathaway, Inc. Class B (b) (c)	1,744,890	4,390,575
9,000	The Travelers Companies, Inc.	416,182	535,320
		2,161,072	4,925,895
	Information Retrieval Services (10.02%)
2,000	Google, Inc. - Class A (b) (c)	758,730	1,172,420

	National Commercial Banks (7.65%)
19,400	JP Morgan Chase & Co. (c)	691,858	894,340

	Pharmaceutical Preparations (5.57%)
11,000	Johnson & Johnson (c)	669,169	651,750

	Security Brokers, Dealers & Flotation Companies (5.29%)
3,900	The Goldman Sachs Group, Inc. (c)	865,343	618,033

	Services - Business Services (21.52%)
10,000	MasterCard, Inc. (c)	937,175	2,517,200

	Surgical & Medical Instruments & Apparatus (2.04%)
3,000	Becton, Dickinson and Company (a)	210,947	238,860

	Variety Stores (6.27%)
10,000	Costco Wholesale Corp. (c)	692,696	733,200

Total common stocks		8,422,474	14,333,223

Securities held as Collateral on Loaned Securities (10.71%)
1,010,000	State Street Navigator Securities Lending Prime Portfolio	1,010,000	1,010,000
243,750	U.S. Government and U.S. Government Agency .75% - 1.00% due 7/31/11 - 1/10/13	243,241	243,241
		1,253,241	1,253,241

Total investments (133.25%)		$9,675,715	15,586,464

Liabilities in excess of other assets (-33.25%)			(3,902,876)

Net assets (100.00%)			$11,683,588

(a) All or a portion of this security was on loan. As of March 31, 2011, the value of loaned securities and related collateral outstanding was $1,227,460 and $1,253,241, respectively.

(b) Non-income producing.

(c) Fully or partially pledged as collateral on bank credit facility. As of March 31, 2011, the value of investments pledged as collateral was $7,487,258.

Notes to Schedule of Portfolio Investments (Unaudited)

Valuation of Investments
Portfolio securities are valued by various methods depending on the primary market or exchange on which they trade. Most equity securities for which the primary market is the United State are valued at the official closing price, last sale price or, if no sales has occurred, at the closing bid price.  Most equity securities for which the primary market is outside the United States are valued using the official closing price or the last sale price in the principal market in which they are traded.  If the last sale price (on the local exchange) is unavailable, the last evaluated quote or closing bid price normally is used.  Debt obligations with remaining maturities of 60 days or less are valued at cost adjusted for amortization of premiums and accretion of discounts. Certain of the securities in which the Funds may invest are priced through pricing services that may utilize a matrix pricing system which takes into consideration factors such as yields, prices, maturities, call features, and ratings on comparable securities. Bonds may be valued according to prices quoted by a bond dealer that offers pricing services. Open end investment companies are valued at their net asset value. Foreign securities markets may be open on days when the U.S. markets are closed. For this reason, the value of any foreign securities owned by the Fund could change on a day when stockholders cannot buy or sell shares of the Fund. Securities for which market quotations are not readily available or reliable and other assets may be valued as determined in good faith by the Investment Manager under the direction of and pursuant to procedures established by the Fund’s Board of Directors. Due to the inherent uncertainty of valuation, these values may differ from the values that would have been used had a readily available market for the securities existed. These differences in valuation could be material. A security’s valuation may differ depending on the method used for determining value. The use of fair value pricing by the Fund may cause the net asset value of its shares to differ from the net asset value that would be calculated using market prices.

Fair Value Measurements
The Fund uses a three level hierarchy for fair value measurements based on the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. An investment in its entirety is assigned a level based upon the inputs which are significant to the overall valuation. The hierarchy of inputs is summarized below.

•	Level 1 - unadjusted quoted prices in active markets for identical assets or liabilities including securities actively traded on a securities exchange.
•
Level 2 - observable inputs other than quoted prices included in level 1 that are observable for the asset or liability which my included quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

•	Level 3 - unobservable inputs for the asset or liability including the Company’s own assumptions about the assumptions a market participant would use in valuing the asset or liability.

The inputs or methodology used for valuing investments are not an indication of the risk associated with investing in those investments.

The following is a summary of the inputs used as of March 31, 2011 in valuing the Fund’s assets and liabilities carried at fair value. Refer to the Schedule of Portfolio Investments for detailed information on specific investments.

	Level 1	Level 2	Level 3	Total
Assets
Common stocks	$14,333,223	$-	$-	$14,333,223
Securities held as Collateral on Loaned Securities	1,010,000	243,241		1,253,241
Total investments	$15,343,223	$243,241	$-	$15,586,464

There were no transfers into or from Level 1 and Level 2 by the Fund during the three months ended March 31, 2011.

There were no Level 3 investment purchases, sales, settlements, transfers in/out, or changes in unrealized appreciation/depreciation for the three months ended March 31, 2011.

Cost for Federal Income Tax Purposes
At March 31, 2011, for federal income tax purposes the cost of investments was $9,675,715 and net unrealized appreciation aggregated $5,910,749, comprised of gross unrealized appreciation of $6,175,478 and gross unrealized depreciation of $264,729.

Securities Lending
The Fund may lend securities to qualified financial institutions. The Fund receives compensation in the form of fees, or retains a portion of the interest on the investment in any cash received as collateral. The Fund receives as collateral cash deposits, U.S. Government securities, or bank letters of credit valued greater than the value of the securities on loan. Cash deposits are invested in a money market fund. The value of the loaned securities is determined based upon the most recent closing prices and any additional required collateral is delivered to the Fund on the next business day. Any increase or decrease in the value of the securities loaned that might occur and any interest earned or dividends declared on those securities during the term of the loan is retained by the Fund. The Fund has the right under the lending agreement to recover the securities from the borrower on demand. As with other extensions of credit, the Fund bears the risk of delay on recovery or loss of rights in the collateral should the borrower of the securities default. The value of loaned securities and related collateral outstanding at March 31, 2011 was $1,227,460 and $1,253,241, respectively.

Portfolio Concentration
The Fund operates as a “non-diversified” investment company under the Investment Company Act of 1940, as amended (the “Act”), which means that the portion of the Fund’s assets that may be invested in the securities of a single issuer is not limited by the Act and the amount of the outstanding voting securities of a particular issuer held by the Fund is not limited.  The Fund, however, currently intends to continue to conduct its operations so as to qualify as a “regulated investment company” for purpose of the Internal Revenue Code, which requires that, at the end of each quarter of the taxable year, with respect to 50% of the Fund’s total assets, the Fund limits to 5% the portion of its total assets invested in the securities of a single issuer.  There are no such limitations with respect to the balance of the Fund’s portfolio, although no single investment can exceed 25% of the Fund’s total assets at the time of purchase.  A more concentrated portfolio may cause the Fund’s net asset value to be more volatile and thus may subject stockholders to more risk.  As of March 31, 2011, the Fund held approximately 38% of its net assets in Berkshire Hathaway, Inc., as a direct result of the market appreciation of the issuer since the time of purchase.  Thus, the volatility of the Fund’s net asset value and its performance in general, depends disproportionately more on the performance of this single issuer than that of a more diversified fund.

Item 2.  Controls and Procedures

(a)
The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act")) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits

(a)	Certifications of the registrant's principal executive officer and principal financial officer as required by Rule 30a-2(a) under the 1940 Act.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Midas Magic, Inc.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: May 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the 1940 Act, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By: /s/ Thomas B. Winmill
Thomas B. Winmill, President

Date: May 27, 2011

By: /s/ Thomas O'Malley
Thomas O'Malley, Chief Financial Officer

Date: May 27, 2011

Exhibit Index

(a)	Certifications of the registrant's principal executive and principal financial officer as required by Rule 30a-2(a) under the 1940 Act. (EX-99.CERT)